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                                                                EXHIBIT 10.64




                      GREENHOUSE RESTRUCTURE AMENDMENT


     GREENHOUSE RESTRUCTURE AMENDMENT, dated as of March 27, 1997
(this "Amendment") to the following documents:

      (i) the LOAN AND REIMBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the
"Project Loan Agreement"), dated as of May 18, 1994, among (a) BIRCHWOOD POWER PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), (b) the several banks parties to the Project Loan Agreement and identified on the signature pages thereof as a "Bank" and each other bank or other financial institution which becomes a party to the Project Loan Agreement pursuant to Section
14.7 thereof (collectively, the "Banks"), (c) JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, ALLSTATE INSURANCE COMPANY, NEW YORK LIFE INSURANCE COMPANY, the other financial institutions or institutional investors parties to the Project Loan Agreement and identified on the signature pages thereof as an "Institution" and each other institution which becomes a party to the Project Loan Agreement pursuant to Section 14.8 thereof (collectively, the "Institutions"), (d) BANQUE PARIBAS, NEW YORK BRANCH, BARCLAYS BANK PLC, CREDIT SUISSE FIRST BOSTON and UNION BANK OF
CALIFORNIA, as co-agents for the Banks hereunder (in such capacity, the "Co-Agents"), (e) CREDIT SUISSE FIRST BOSTON and CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Issuing Bank (in such capacity, the "Issuing Bank," and together with the Banks and the Institutions, the "Lenders") and (f) CREDIT SUISSE FIRST BOSTON as administrative agent for the Banks and the Issuing Bank hereunder (in such capacity, the "Administrative Agent");

      (ii) the SECURITY DEPOSIT AND INTERCREDITOR AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Security Deposit Agreement"), dated as of May 18, 1994, among (a) BIRCHWOOD POWER PARTNERS, L.P. (the "Borrower"), a Delaware limited partnership, (b) BANQUE PARIBAS, NEW YORK BRANCH, BARCLAYS BANK PLC, CREDIT SUISSE FIRST BOSTON, UNION BANK OF CALIFORNIA and each other bank or financial institution which becomes a party as a "Bank" to the Security Deposit Agreement by executing a Bank Transfer Supplement (as defined therein) in accordance with Section 9.4 thereof (collectively, the "Banks"),
(c) JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, ALLSTATE INSURANCE COMPANY, NEW YORK LIFE INSURANCE COMPANY, each of the other financial institutions or institutional investors parties to the Security Deposit Agreement and identified on the signature pages thereof as an "Institution" and each other institution which becomes a party thereto as an "Institution" by executing an Institutional Transfer Supplement (as defined therein) in accordance with Section 9.4 thereof (collectively, the "Institutions"), (d) CREDIT SUISSE FIRST BOSTON and CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Issuing Bank, (e) CREDIT SUISSE FIRST BOSTON, as Administrative Agent, (f) each of the Banks parties to the Interest Rate Hedging Agreements (as defined in the Security Deposit Agreement) and to the Security Deposit Agreement and identified on the signature pages thereof as a "Secured Counterparty" and each other Bank that becomes a party thereto as a "Secured Counterparty" by executing a Security Deposit Agreement Supplement (as defined therein) in accordance with Section 9.4 thereof (in such capacity, collectively, the "Secured Counterparties"), (g) any Bond Trustee (as defined in

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the  Security  Deposit Agreement) that becomes  a  party  to  the
Security Deposit Agreement by executing a Security Deposit Agreement Supplement in accordance with Section 9.4 thereof (a
"Secured Bond Trustee") and (h) CREDIT SUISSE FIRST BOSTON, as security agent for the Secured Parties referred to in the Security Deposit Agreement (in such capacity, the "Security Agent");

      (iii) the LOAN AND CONTRIBUTION AGREEMENT (the "Greenhouse Loan Agreement") dated as of May 18, 1994, by and between BIRCHWOOD POWER PARTNERS, L.P., a Delaware limited partnership (the "Greenhouse Lender") and GREENHOST, INC., a Delaware corporation (the "Greenhouse Borrower"); and

     (iv)  the STEAM SALES AGREEMENT dated as of May 18, 1994, by and  between  BIRCHWOOD POWER PARTNERS, L.P., a Delaware  limited
partnership  ("Birchwood"),  and  GREENHOST,  INC.,  a   Delaware
corporation ("Greenhost").


                      W I T N E S S E T H:

      WHEREAS, pursuant to that certain Termination Agreement dated as of November 8, 1996, Borrower and Dominion Growers of Fredericksburg, Inc. ("Dominion") have terminated the Sublease dated May 18, 1994, between Greenhost, Inc., as Sublessor, and Dominion, as Sublessee;

      WHEREAS, the Greenhouse Borrower and the Greenhouse Lender have entered into the Term Loan and Working Capital Agreement dated as of November 19, 1996;

      WHEREAS, the Project Loan Agreement heretofore has been amended by (i) that certain First Amendment to Project Loan Agreement, dated as of July 11, 1994, (ii) that certain Second Amendment to Project Loan Agreement, dated as of August 12, 1994,
(iii) that certain Third Amendment and Consent to Project Loan Agreement, dated as of October 1, 1994, (iv) that certain Fourth Amendment and Consent to Project Loan Agreement, dated as of December 1, 1994, (v) that certain Fifth Amendment to Project Loan Agreement, dated as of December 15, 1994, (vi) that certain Sixth Amendment to Project Loan Agreement, dated as of September 18, 1995, (vii) that certain Seventh Amendment and Consent to Project Loan Agreement, dated as of November 10, 1995, (viii) that certain Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, dated as of April 10, 1996 and (ix) that certain First Amendment to Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, dated as of December 18, 1996 (together, the "Project Loan Agreement Amendments");

      WHEREAS, the parties to the Project Loan Agreement have agreed to amend further the Project Loan Agreement, as set forth below;

      WHEREAS, the Security Deposit Agreement has been amended by
(i) that certain First Amendment to Security Deposit Agreement, dated as of July 11, 1994, (ii) that certain Second Amendment to Security Deposit and Intercreditor Agreement, dated as of October 1, 1994, (iii) that certain Third Amendment to Security Deposit

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and  Intercreditor Agreement, dated as of December 1, 1994,  (iv)
that   certain   Fourth   Amendment  to  Security   Deposit   and
Intercreditor Agreement, dated as of November 10, 1995, (v) that certain Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, dated as of April 10, 1996 and
(vi) that certain First Amendment to Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, dated as of December 18, 1996 (together, the "Security Deposit Agreement Amendments");

      WHEREAS, the parties to the Security Deposit Agreement have agreed to amend further the Security Deposit Agreement as set forth below;

      WHEREAS, Annex A to both the Project Loan Agreement and the Security Deposit Agreement ("Annex A") has been amended by (i) the Project Loan Agreement Amendments, (ii) the Security Deposit Agreement Amendments and (iii) the Omnibus Amendment to Annex A (Definitions) of Specified Financing Documents, dated as of September 18, 1995 (the "Omnibus Amendment");

      WHEREAS,  the  parties hereto have agreed to amend  further
Annex A, as set forth below;

      WHEREAS, the parties to the Greenhouse Loan Agreement have agreed to amend the Greenhouse Loan Agreement and Annex A to the Greenhouse Loan Agreement to reflect the termination of the Sublease and the entering into of the Term Loan and Working Capital Agreement, as further set forth below;

      WHEREAS, the parties to the Steam Sales Agreement have agreed to amend the Steam Sales Agreement to reflect the termination of the Sublease and the entering into of the Term Loan and Working Capital Agreement, as set forth below; and

     NOW, THEREFORE, the parties hereto hereby agree as follows:


     I.   DEFINED TERMS.

      Unless the context otherwise requires, capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Project Loan Agreement.


     II.       AMENDMENTS TO THE PROJECT LOAN AGREEMENT

      A.   Section  7.3(f).  Section 7.3(f) of the  Project  Loan
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

           (f) Prepayments Under Greenhouse Loan Agreement and New Greenhouse Loan Agreement. If the Greenhouse Owner shall at any time or from time to time prepay all or a portion of the loans outstanding under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, as the case may be, the Borrower shall, on

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     the  date  it  obtains  knowledge of  such  prepayment,
     provide notice thereof to the Administrative Agent and the Institutions (the "Greenhouse Prepayment Notice"), and shall prepay the Bank Loans and/or Institutional Loans in accordance with this Section 7.3(f) and
     Section 7.5 in an amount equal to 85% of the amount of such prepayment of loans under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, as the
     case may be (the "Greenhouse Prepayment Amount").   The
     Greenhouse Prepayment Notice shall specify (i) the Greenhouse Prepayment Amount and (ii) the expected date of the prepayment of Loans to be made pursuant to this
     Section 7.3(f), which shall be the later of (x) the date of prepayment of loans under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, as the case may be, and (y) 10 Business Days after the date of the Greenhouse Prepayment Notice. Upon receipt of any such Greenhouse Prepayment Notice the Administrative
     Agent   shall   promptly  notify  the  Banks   thereof.
     Thereafter, and on the date of prepayment specified in the Greenhouse Prepayment Notice, the Borrower shall take the actions required by, and apply the proceeds of such prepayment to the repayment of the Loans in
     accordance   with,  the  provisions  of  Section   7.5.
     Prepayments  of  Loans made pursuant  to  this  Section
     7.3(f)   shall  be  applied  to  the  installments   of
     principal   of  the  Loans  in  the  order   that   the
     corresponding prepayment of loans under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, as the case may be, is applied to the installments of principal of such loans thereunder.

      B.   Section  9.2(m).  Section 9.2(m) of the  Project  Loan
Agreement is hereby amended by deleting the Section in it entirety and inserting in lieu thereof the following:

     (m) Greenhouse Loan and New Greenhouse Loan Agreements. If all or a portion of the proceeds of such Loan are to be used by the Borrower to make loans under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, the Administrative Agent and the Institutions shall have received a certificate of a Responsible Officer of the Borrower stating that (i) to the best of his knowledge (after due inquiry), no event of default under the Greenhouse Loan Agreement, New Greenhouse Loan Agreement or Greenhouse Master Lease has occurred and is continuing on such Borrowing Date, unless such event of default has been waived by the Borrower with the consent of the Administrative Agent and the Majority Institutions, and (ii) all conditions to such loan set forth in the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, as the case may be, (other than the condition that the Borrower obtain a Loan under this Agreement) have been satisfied, or waived with the consent of the Administrative Agent and the Majority Institutions, and such certificate shall be accompanied by all documents, opinions and certificates received by the Borrower pursuant to Section 3.4 of the Greenhouse Loan Agreement and Section 3.5 of the New Greenhouse Loan Agreement in connection with such borrowing.

      C.   Section 10.2(c).  Section 10.2(c) of the Project  Loan
Agreement is hereby amended by deleting the phrase "furnished to the Greenhouse Owner" and inserting in lieu thereof the word
"prepared".

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      D.  Section 10.17(b).  Section 10.17(b) of the Project Loan
Agreement is hereby amended by deleting the phrase "Greenhouse Loan Agreement or Section 15.01 of the Greenhouse Sublease" and inserting in lieu thereof the phrase "Greenhouse Loan Agreement, the New Greenhouse Loan Agreement or the Greenhouse Master Lease".

      E. Section 10.18. Section 10.18 of the Project Loan Agreement is hereby amended by deleting the phrase "Section 5.03(b) and (c) of the Greenhouse Sublease" and inserting in lieu thereof the defined term "Steam Sales Agreement and the Greenhouse Master Lease." Section 10.18 is hereby further amended by deleting Section 10.18(b) which begins with the phrase "the Borrower shall promptly cause funds on deposit" to be deleted in its entirety and sequentially renumbering the succeeding clauses as "(b)" and "(c)", respectively and by deleting from Section 10.18 the sentence which begins with the phrase "For purposes of this Section 10.18, it is agreed that the Majority Banks and Majority Institutions" in its entirety.

      F.   Section  11.5.   Section  11.5  of  the  Project  Loan
Agreement is hereby amended by deleting the phrase "with the proceeds of Loans and Equity Funding Loans" and inserting in lieu thereof the phrase "and Article 3 of the New Greenhouse Loan Agreement".

      G.   Section  11.6.   Section  11.6  of  the  Project  Loan
Agreement is hereby amended by inserting the phrase "and the  New
Greenhouse Loan Agreement" immediately after the phrase "in existence on the Closing Date".

      H. Section 11.12(a). Section 11.12(a) of the Project Loan Agreement is hereby amended by deleting the phrase "the
Greenhouse  Sublease,"  the  word  "and"  immediately   preceding
Section 11.12(a)(B), and inserting the following immediately after the phrase "consent under the provisions of Section 11.9":

     , and (C) consent to operating agreements, license agreements or similar arrangements into which the Greenhouse Owner may enter from time to time which could not reasonably be expected to cause or result in a Greenhouse Adverse Change pursuant to Section 10.18 of the Project Loan Agreement or otherwise have a Material Adverse Effect on the Greenhouse Owner's ability to perform its obligations under the Steam Sales Agreement or the Master Lease relating to the requirement that it take a minimum amount of steam, and
     (D)  terminate  the New Greenhouse Loan  Agreement  and
     related Security Agreement upon payment and satisfaction in full of the Term Loan and Working Capital Loan thereunder and in connection therewith enter into and deliver any appropriate and reasonable landlord consents relating to the perfection of UCC collateral interests in the Greenhouse inventory, stocks or supplies in favor of any lender which provides working capital financing to the Greenhouse Owner or any operator or licensee thereof.

      I.  Section 11.12(b):  Section 11.12(b) of the Project Loan
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

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           (b)   The  Borrower shall not, without the  prior
     written consent of the Majority Lenders, exercise, or cause the Greenhouse Owner to exercise, any rights or remedies under any Greenhouse Document following any default thereunder, including without limitation any right to terminate the lending commitments of the Borrower under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, to declare loans, advances, rent and/or other amounts owing under the Greenhouse Loan Agreement or the New Greenhouse Loan Agreement, as the case may be, the Greenhouse Mortgage or the Greenhouse Master Lease to be immediately due and payable, or to foreclose on or exercise other remedies with respect to all or any portion of the Greenhouse Collateral.

      J. Section 12.1(l). Section 12.1(l) of the Project Loan Agreement is hereby amended by (i) deleting the phrase "Greenhouse Sublease providing for the payment of rent or any provision in the Greenhouse Loan Agreement" and inserting in lieu thereof the phrase "Greenhouse Loan Agreement or the New Greenhouse Loan Agreement", (ii) inserting the phrase "or for the payment of rent under the Greenhouse Master Lease" in Section 12.1(l)(iii) immediately after the words "loans thereunder",
(iii) inserting the phrase "which could reasonably be expected to have a Material Adverse Effect" immediately after the phrase "contained in any Project Document" in Section 12.1(l)(iv), and
(iv) deleting the phrase "Greenhouse Sublease and the Greenhouse Loan Agreement, any failure by the Greenhouse Operator or the" and inserting in lieu thereof the phrase "Greenhouse Loan Agreement, the New Greenhouse Loan Agreement or the Greenhouse Master Lease, any failure by the".

      K. Section 12.2(6). Section 12.2(6) of the Project Loan Agreement is hereby amended by (i) deleting the phrase "or
Section 15.01 of the Greenhouse Sublease" and inserting in lieu thereof the phrase ", Article 7 of the New Greenhouse Loan Agreement or the Greenhouse Master Lease", (ii) inserting the phrase "or the New Greenhouse Loan Agreement" immediately after the phrase "the Greenhouse Loan Agreement" in Section 12.2(6)(i) and (iii) deleting the phrase "or Greenhouse Sublease" and inserting in lieu thereof the phrase ", the New Greenhouse Loan Agreement or the Greenhouse Master Lease".

      L.   Section  14.2.   Section  14.2  of  the  Project  Loan
Agreement is hereby amended by deleting the following:

               Credit Suisse
               Tower 49
               12 East 49th Street
               New York, New York  10017
               Attention: Project Finance
               Telecopy:  212-325-8049
               Telex:  420149

and inserting in lieu thereof the following:

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               Credit Suisse First Boston
               11 Madison Avenue
               19th Floor
               New York, New York  10010
               Attention:  Project Finance
               Telecopy:  212-325-8049
               Telex:  420149

     M. The Project Loan Agreement is hereby amended by deleting all references to the phrase "Credit Suisse" and inserting in lieu thereof the phrase "Credit Suisse First Boston".


     III. AMENDMENTS TO THE SECURITY DEPOSIT AGREEMENT

      A.   Section  1.2.   Section 1.2 of  the  Security  Deposit
Agreement is hereby amended as follows:

           (i) by adding thereto, in alphabetical order, the following new defined terms:

          "Corporation": Greenhost, Inc., a Delaware corporation.

           "Dividends": any cash dividends or distributions, any and all stock or liquidating dividends, other distributions in property, return of capital or other distributions made by the Corporation on or in respect of the Pledged Securities, whether declared from the net profits or excess cash flow of the Corporation or resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Corporation or received in exchange for the Pledged Securities or of any part thereof as a result of any merger or consolidation to which the Corporation may be a party or otherwise.

           "New  Greenhouse Loan Agreement": the  Term  Loan  and
     Working Capital Agreement, dated as of November 19, 1996, between the Corporation and the Borrower.

           "New Greenhouse Loan Notes": (i) the Working Capital Note executed by Corporation in the form of Exhibit A to the New Greenhouse Loan Agreement, payable to the order of the Borrower, in the amount of three million dollars ($3,000,000) and (ii) the Term Note executed by Corporation in the form of Exhibit B to the New Greenhouse Loan Agreement payable to the order of the Borrower, in the
     amount   of  two  million  five  hundred  thousand   dollars
     ($2,500,000).

          "Pledged Securities": all of the issued and outstanding shares of stock of the Corporation.;

          (ii) by deleting from such Section 1.2 the definitions of "Greenhouse Letter of Credit", "Greenhouse Reserve Account Cash Deposits" and "Greenhouse Reserve Withdrawal Event" in their entirety, where such definitions appear in such Section 1.2;

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          (iii)  by deleting from such Section 1.2 the definition
     of   "Security  Deposit  Collateral"  in  its  entirety  and
     inserting in lieu thereof "the Accounts, each Debt Service Letter of Credit issued and outstanding from time to time and all cash, other instruments, investments and securities on deposit in the Accounts, excluding, however, the Bond Transfer Accounts.";

          (iv) by deleting the term "Series 1996B" and inserting in lieu thereof the term "Series 1997" as the term appears in the definitions for and in the defined terms "Bond Construction Fund Requisitions", "Bond Construction Fund Requisition-Series 1996B", "Bond Transfer Accounts", "Bond Trustee-Series 1996B", "Series 1996B Bond Transfer Account" and in Section 3.1; and

           (v)   by (x) renaming the term "Trust Indenture-Series
     1996B" to "Trust Indenture-Series 1997" and (y) deleting the definition thereof in its entirety and inserting in lieu thereof the following:

                the Trust Indenture by and between the Industrial
          Development Authority of King George County, Virginia and Bankers Trust Company, as trustee, dated as of March 1, 1997.

      B. Section 2.9. Section 2.9 of the Security Deposit Agreement is hereby amended by deleting the phrase "the Collateral, the Bond Transfer Accounts and the Greenhouse Reserve Account" and inserting in lieu thereof the following phrase: "the Collateral and the Bond Transfer Accounts".

      C.  Section 3.1(a).  Section 3.1(a) of the Security Deposit
Agreement is hereby amended by deleting subclause (xi) in its entirety and sequentially renumbering the succeeding clauses as "(xi)" through "(xvi)", respectively.

      D.  Section 3.1(b).  Section 3.1(b) of the Security Deposit
Agreement is hereby amended by deleting the phrase "and the Greenhouse Reserve Account".

      E.  Section 3.1(c).  Section 3.1(c) of the Security Deposit
Agreement is hereby amended by deleting the phrase "and the Greenhouse Reserve Account".

      F.   Section  4.4.   Section 4.4 of  the  Security  Deposit
Agreement is hereby amended by deleting the phrase "and proceeds of any Greenhouse Reserve Replenishment Rent".

      G.   Section  4.6.   Section 4.6 of  the  Security  Deposit
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the word "Deleted.".

      H.   Section  4.8.   Section 4.8 of  the  Security  Deposit
Agreement is hereby amended by deleting the phrase "and the Greenhouse Reserve Account".

      I.   Section  5.12.  Section 5.12 of the  Security  Deposit
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the word "Deleted.".

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      J.   Section  5.15(c).   Section 5.15(c)  of  the  Security
Deposit  Agreement is hereby amended by deleting the phrase  "the
Greenhouse Reserve Account and".

      K.   Section  5.15(d).   Section 5.15(d)  of  the  Security
Deposit  Agreement is hereby amended by deleting the phrase  "the
Greenhouse Reserve Account and".

      L.   Section  9.1.   Section 9.1 of  the  Security  Deposit
Agreement is hereby amended by deleting the following:

               Credit Suisse
               Tower 49
               12 East 49th Street
               New York, New York  10017
               Attention: Project Finance
               Telecopy:  212-325-8049

and inserting in lieu thereof the following:

               Credit Suisse First Boston
               11 Madison Avenue
               19th Floor
               New York, New York  10010
               Attention:  Project Finance
               Telecopy:  212-325-8049

      M. The Security Deposit Agreement is hereby amended by deleting all references to the phrase "Credit Suisse" and inserting in lieu thereof the phrase "Credit Suisse First
Boston".


     IV.  AMENDMENTS TO ANNEX A

      A. Access and Utility Easement Agreement. The definition of "Access and Utility Easement Agreement" in Annex A is hereby amended by deleting the phrase "the Greenhouse Operator" and inserting in lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc.".

      B. Accounts. The definition of "Accounts" in Annex A is hereby amended by deleting the phrase "the Greenhouse Reserve
Account,".

      C. Bonds. The definition of "Bond" in Annex A is hereby amended by deleting the term "Series 1996B" and inserting in lieu thereof the term "Series 1997".

      D.   Bond  Transfer  Accounts.   The  definition  of  "Bond
Transfer Accounts" in Annex A is hereby amended by deleting the term "Series 1996B" and inserting in lieu thereof the term
"Series 1997".

      E.   Borrower's  Greenhouse Expenses.   The  definition  of
"Borrower's Greenhouse Expenses" in Annex A is hereby amended by deleting it in its entirety.

     F. Cash Operating Costs. The definition of "Cash Operating Costs" in Annex A is hereby amended by inserting the phrase "or loaned from time to time by the Borrower to the Greenhouse Owner under the working capital loan commitment of the New Greenhouse Loan Agreement" immediately after the phrase "Steam Sales Agreement in Subsection (vii)".

      G. Collateral. The definition of "Collateral" in Annex A is hereby amended by (i) deleting the word "and" immediately preceding the phrase "any Bonds" and (ii) inserting the phrase "and the Pledged Securities" immediately after the phrase "Bond Pledge Agreement".

      H.  Greenhouse Bill of Sale.  The definition of "Greenhouse
Bill of Sale" in Annex A is hereby amended by deleting the phrase
"the Greenhouse Operator" and inserting in lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc.".

      I. Greenhouse Collateral. The definition of "Greenhouse Collateral" in Annex A is hereby amended by deleting the phrase "or the Greenhouse Sublease" and inserting in lieu thereof the phrase ", the New Greenhouse Loan Agreement, or the Greenhouse Master Lease".

      J. Greenhouse Construction Contract. The definition of "Greenhouse Construction Contract" in Annex A is hereby amended by deleting the phrase "the Greenhouse Operator" and inserting in lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc.".

     K.  Greenhouse Deed.  The definition of "Greenhouse Deed" in
Annex  A is hereby amended by deleting the phrase "the Greenhouse
Operator"  and  inserting in lieu thereof  the  phrase  "Dominion
Growers of Fredericksburg, Inc.".

      L. Greenhouse Documents. The definition of "Greenhouse Documents" in Annex A is hereby amended by deleting the phrase "the Greenhouse Sublease" and inserting in lieu thereof the phrase "the New Greenhouse Loan Agreement, the New Greenhouse Loan Notes, the New Greenhouse Security Agreement and the Workout Deeds.".

      M. Greenhouse Nondisturbance Agreement. The definition of "Greenhouse Nondisturbance Agreement" in Annex A is hereby amended by (i) inserting the phrase "for historical purposes and in connection with Section 9.1 of the Project Loan Agreement" at the beginning of such definition and (ii) deleting the phrase "the Greenhouse Operator" and inserting in lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc.".

      N.   Greenhouse  Operator.  The definition  of  "Greenhouse
Operator" in Annex A is hereby amended by deleting it in its entirety and inserting in lieu thereof the phrase "Greenhost, Inc., a Delaware corporation.".

      O. Greenhouse Operator Pledge Agreements. The definition of "Greenhouse Operator Pledge Agreements" in Annex A is hereby amended by (i) inserting the phrase "for historical purposes and in connection with Section 9.1 of the Project Loan Agreement," at the beginning of such definition and (ii) deleting the phrase "Greenhouse Operator" and inserting lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc.".

      P.  Greenhouse Owner Pledge Agreements.  The definition  of
"Greenhouse Owner Pledge Agreement" in Annex A is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

            " "Greenhouse   Owner  Pledge   Agreements"   means
     collectively, (i) the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between SEI Birchwood, Inc., a Delaware corporation, as Pledgor, and Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender; and (ii) the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between Cogentrix/Birchwood Two, L.P., a Delaware limited partnership, as Pledgor, and Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender."

       Q. Greenhouse Pledge Agreements. The definition of "Greenhouse Pledge Agreements" is hereby amended by (i) inserting the phrase "for historical purposes and in connection with
Section 9.1 of the Project Loan Agreement," at the beginning of such definition and (ii) deleting the phrase "Greenhouse Owner Pledge Agreement" and inserting in lieu thereof the phrase "Greenhouse Owner Pledge Agreements".

      R. Greenhouse Prepayment Proceeds. The definition of "Greenhouse Prepayment Proceeds" in Annex A is hereby amended by deleting the phrase "Greenhouse Loan Agreement, other than a mandatory prepayment of loans made with the proceeds of any payments of Greenhouse Reserve Replenishment Rent under the Greenhouse Sublease" and inserting in lieu thereof the phrase "Greenhouse Loan Agreement or the New Greenhouse Loan Agreement except, so long as an Event of Default shall not have occurred and is continuing, a mandatory prepayment of loans under Section 4.2(b)(ii) of the New Greenhouse Loan Agreement".

       S.    Greenhouse  Reserve  Account.   The  definition   of
"Greenhouse Reserve Account" in Annex A is hereby amended by deleting it in its entirety.

      T. Greenhouse Reserve Replenishment Rent. The definition of "Greenhouse Reserve Replenishment Rent" in Annex A is hereby amended by deleting it in its entirety.

      U.  Greenhouse Reserve Withdrawal Event.  The definition of
"Greenhouse Reserve Withdrawal Event" in Annex A is hereby amended by deleting it in its entirety.

      V. Greenhouse Sublease. The definition of "Greenhouse Sublease" in Annex A is hereby amended by (i) inserting the phrase "for historical purposes and in connection with Section
9.1 of the Project Loan Agreement," at the beginning of such definition, (ii) deleting the phrase "the Greenhouse Operator" and inserting in lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc." and (iii) deleting the phrase "in accordance with Section 11.12(a) of the Project Loan Agreement".

      W. New Greenhouse Loans: Annex A is hereby amended by adding the following definition in alphabetical order:

           "New Greenhouse Loans": the working capital loan and the term loan extended by the Borrower to the Greenhouse Owner pursuant to the New Greenhouse Loan
     Agreement.

      X.   New  Greenhouse Loan Agreement:   Annex  A  is  hereby
amended by adding the following definition in alphabetical order:

          "New Greenhouse Loan Agreement": the Term Loan and
     Working  Capital  Agreement, dated as of  November  19,
     1996, between the Borrower and the Greenhouse Owner.

     Y. New Greenhouse Loan Notes: Annex A is hereby amended by adding the following definition in alphabetical order:

           "New Greenhouse Loan Notes": (i) the Working Capital Note executed by Corporation in the form of Exhibit A to the New Greenhouse Loan Agreement, payable to the order of the Borrower, in the amount of three million dollars ($3,000,000) and (ii) the Term Note executed by Corporation in the form of Exhibit B to the New Greenhouse Loan Agreement payable to the order of the Borrower, in the amount of two million five hundred thousand dollars ($2,500,000).

      Z. Project Cash Flow: The definition of "Project Cash Flow" in Annex A is hereby amended by inserting the phrase "(or minus) (ii)" immediately after the phrase "Bonus) for such period plus" and deleting the phrase "(ii) the Borrower's Greenhouse Expenses, if any, for such period plus (or minus) (iii)".

      AA. Project Costs: The definition of "Project Costs" in Annex A is hereby amended by deleting the word "and" immediately preceding clause (r) and inserting the phrase "and (s) the New Greenhouse Loans;" immediately after such clause (r) and immediately preceding the phrase "excluding, however,".

     BB. Project Revenues: The definition of "Project Revenues" in Annex A is hereby amended by deleting the definition in its entirety and inserting in lieu thereof the following definition:

           "Project Revenues":  for any period, the  sum  of
     (i) all revenues received by the Borrower from the sale of electrical energy pursuant to the Power Purchase Agreement and from the sale of steam pursuant to the Steam Sales Agreement, (ii) any other operating revenues received by the Borrower for such period,
     (iii) all payments received (including interest) by the Borrower of any scheduled repayment of loans or any mandatory prepayment of loans pursuant to the
     Greenhouse  Loan  Agreement or any payments  under  the

     Greenhouse Master Lease, (iv) all payments received (including interest) by the Borrower of any scheduled repayment of loans or any mandatory prepayment of loans pursuant to the New Greenhouse Loan Agreement, (v) so long as any of the Bank Project Notes, the Greenhouse Loan Note or the New Greenhouse Loan Notes are outstanding, (1) any and all Dividends paid by the Corporation with respect to the Pledged Securities, (2) the net proceeds from the sale or transfer of any of the assets of the Corporation, after payment of the Indebtedness (as defined in the New Greenhouse Loan Agreement) under the New Greenhouse Loan Agreement and
     (3) any and all other proceeds, awards, or other compensation received by the Corporation, less reasonable fees, expenses and other directly related costs incurred in connection with the collection of such funds, (vi) any General Indemnity Payment Proceeds and (vii) the earnings on Permitted Investments on deposit in the Accounts to the extent distributed to the Project Control Account pursuant to the Security Deposit Agreement; provided, however, that for any given month, any revenues received by the Borrower (x) pursuant to a check dated the end of such given month which is deposited no later than the fifth business day of the following month, or (y) pursuant to a wire transfer which is received no later than the fifth business day of the following month shall be deemed to be and included as revenue for such given month.

       CC. Quarterly Calculation Date: The definition of "Quarterly Calculation Date" in Annex A is hereby amended by deleting the phrase "last day of each" and inserting in lieu thereof the phrase "third Business Day following the end of each".

     DD.  Stormwater and Surface Water Runoff Easement Agreement:
The definition of "Stormwater and Surface Water Runoff Easement Agreement" in Annex A is hereby amended by deleting the phrase "the Greenhouse Operator" and inserting in lieu thereof the phrase "Dominion Growers of Fredericksburg, Inc.".

     EE.  Trust Indenture-Series 1996B.  The definition of "Trust
Indenture-Series  1996B"  in Annex A  is  hereby  renamed  "Trust
Indenture-Series 1997" and amended by deleting the definition in its entirety and inserting in lieu thereof the following:

                the Trust Indenture by and between the Industrial
          Development Authority of King George County, Virginia and Bankers Trust Company, as trustee, dated as of March 1, 1997.

     FF.  The following new defined terms shall be added to Annex
A in alphabetical order:

           "New  Greenhouse  Security Agreement":   the  Security
     Agreement by and between Greenhost, Inc. and Birchwood Power
     Partners, L.P. dated as of November 19, 1996 and entered into pursuant to the New Greenhouse Loan Agreement.

           "Workout Deeds": the Omnibus Deed, Bill of Sale, General Assignment and Conveyance by Dominion Growers of Fredericksburg, Inc. and Dominion Growers, Inc. to Greenhost, Inc. dated as of November 8, 1996 and the four
     (4)  Deeds  of  Bargain and Sale from  Dominion  Growers  of

     Fredericksburg, Inc. to Greenhost, Inc. each dated as of November 8, 1996 and recorded on book and page numbers
     0291/723;  0291/719; 0291/711; and 0291/715 with the  Clerk,
     Circuit Court, King George County, Virginia.

     GG. Annex A is hereby amended by deleting all references to the phrase "Credit Suisse" and inserting in lieu thereof the phrase "Credit Suisse First Boston".

      HH. Annex A is hereby amended by inserting the phrase "Certain terms not defined herein nor defined in the Project Loan Agreement shall have the meanings assigned thereto in the Security Deposit Agreement." at the end of the introductory sentence on page 1.

     V.   AMENDMENTS TO THE GREENHOUSE LOAN AGREEMENT

     A.   Section 2.1.  Section 2.1 of the Greenhouse Loan
Agreement is hereby amended by deleting the word "Pledgor" and inserting in lieu thereof the word "Pledgors".

     B. Section 2.8(a). Section 2.8(a) of the Greenhouse Loan Agreement is hereby amended by deleting the phrase "Neither Borrower nor Pledgor maintains or contributes to, or has" and inserting in lieu thereof the phrase "Borrower does not maintain or contribute to, nor has it".

     C.   Section 2.13.  Section 2.13 of the Greenhouse Loan
Agreement is hereby amended by inserting the phrase "and owning and operating the Greenhouse" after the phrase "it is a party".

     D.   Section 3.2.  Section 3.2 of the Greenhouse Loan
Agreement is hereby amended by inserting the word "Contract" at the end of the parenthetical.

     E.   Section 4.2.  Section 4.2 of the Greenhouse Loan
Agreement is hereby amended by inserting the phrase "at the rate per annum equal to eight percent (8%)".

     F.   Section 4.3.  Section 4.3 of the Greenhouse Loan
Agreement is hereby amended (i) by deleting the phrase ", but not more than forty-five (45),"; (ii) by deleting the phrase
"multiples of $100,000 thereof"; and (iii) by deleting subclause
(ii) of Section 4.3 in its entirety.

     G.   Section 4.4(b).  Section 4.4(b) of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase "eight percent
(8%)" and inserting the phrase "two percent (2%)"; (ii) by inserting the phrase "over the interest rate provided in Section
4.1(a) above"; and (iii) by deleting the last sentence of subclause (b).

     H. Section 5.1(a). Section 5.1(a) of the Greenhouse Loan Agreement is hereby amended (i) by deleting the phrase "or will cause Sublessee to"; (ii) by deleting the phrase "and Sublessee";
(iii) by deleting the phrase "or Sublessee" each of the two (2) times such phrase appears in Section 5.1(a); and (iv) by deleting the phrase "and Article X of the Sublease".

     I. Section 5.1(b). Section 5.1(b) of the Greenhouse Loan Agreement is hereby amended (i) by deleting the phrase ", or Sublessee at Borrower's direction,"; (ii) by deleting the phrase "and Sublease" and (iii) by deleting the phrase "Section 4.3(b)(i)" and inserting in lieu thereof the phrase "Section 4.3(b)".

     J. Section 5.2. The first seven words of Section 5.2 of the Greenhouse Loan Agreement (consisting of the words "At no time shall Borrower or Sublessee") are hereby deleted and the following phrase is inserted in lieu thereof: "Except as otherwise consented to by Lender, so long as the Notes are outstanding, Borrower shall not".

     K.   Section 5.2(i).  Section 5.2(i) of the Greenhouse Loan
Agreement is hereby amended (i) by inserting the phrase "in any material respect" and (ii) by deleting the phrase "the Sublease, or".

     L.   Section 5.2(ii).  Section 5.2(ii) of the Greenhouse
Loan Agreement is hereby amended (i) by deleting the phrase "or
Section 14.01 of the Sublease,"; and (iii) by deleting the phrase
", or shall cause Sublessee to,".

     M. Section 5.2(iii). Section 5.2(iii) of the Greenhouse Loan Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following: "(iii) create, incur, assume or permit to exist any indebtedness, except for (A) Indebtedness under the Loan Documents, (B) Indebtedness under the Term Loan and Working Capital Agreement, (C) indebtedness of up to $5.5 million incurred under documentation reasonably acceptable to the Administrative Agent which may be secured solely by Working Capital Property (as defined in Annex A of the Greenhouse Loan Agreement) or third party collateral following payment and satisfaction in full of the indebtedness and obligations under and termination of the New Greenhouse Loan Agreement and the term loan and working capital loan thereunder, and (D) indebtedness under any unsecured shareholder loans subordinated to the Notes;"

     N. Section 5.2(iv). Section 5.2(iv) of the Greenhouse Loan Agreement is hereby amended by inserting the phrase "unless the distributions or payments received are deposited by the Pledgors (or by Borrower on behalf of the Pledgors) into the Project Control Account under the Security Deposit Agreement to be applied and distributed in accordance with the terms of the Security Deposit Agreement,".

     O.   Section 5.2(v).  Section 5.2(v) of the Greenhouse Loan
Agreement is hereby amended by adding the phrase "except for Permitted Investments".

     P. Section 5.2(vi). Section 5.2(vi) of the Greenhouse Loan Agreement is hereby amended by (i) deleting the word "Pledgor" each of the four (4) times such word appears in Section 5.2(vi) and inserting in lieu thereof the word "Pledgors" and
(ii) inserting the phrase "or as permitted under Section 5.2(iii) hereunder" at the end of Section 5.2(vi).

     Q. Section 5.2(viii). Section 5.2(viii) of the Greenhouse Loan Agreement is hereby amended by deleting the phrase "and ownership" and inserting in lieu thereof the phrase ", ownership and operation (directly or indirectly through one or more operators or growers)" and by deleting the phrase "and the sublease of the Site and lease of the Greenhouse Facility to Sublessee pursuant to the Sublease".

     R.   Section 5.2(x).  Section 5.2(x) of the Greenhouse Loan
Agreement is hereby amended by inserting the phrase ", unless, in any of the cases under subclauses (A), (B) or (C), such action would not be material".

     S.   Section 5.2(xi).  Section 5.2(xi) of the Greenhouse
Loan Agreement is hereby amended by deleting the "or Sublessee, as the case may be,"; and (ii) by deleting the phrase "or
Sublessee".

     T.   Section 5.3.  Section 5.3 of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase ", or cause
Sublessee to,".

     U.   Section 5.3(b).  Section 5.3(b) of the Greenhouse Loan
Agreement is hereby amended by deleting the phrases "or
Sublessee," "or Sublessee's", and "or Sublease".

     V.   Section 5.3(c).  Section 5.3(c) of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase "or Sublessee" each of the four (4) times such phrase appears in subsection (c).

     W.   Section 5.3(d).  Section 5.3(d) of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase "or
Sublessee,".

     X.   Section 5.3(e).  Section 5.3(e) of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase "or Sublessee" each of the three (3) times such phrase appears in the introductory and concluding language of subsection (e).

     Y.   Section 5.3(e)(C).  Section 5.3(e)(C) of the Greenhouse
Loan Agreement is hereby amended by deleting the phrase "or
Sublessee".

     Z.   Section 5.3(e)(D).  Section 5.3(e)(D) of the Greenhouse
Loan Agreement is hereby amended by deleting the phrase "or
Sublessee".

     Y.   Section 5.3(e)(G).  Section 5.3(e)(G) of the Greenhouse
Loan Agreement is hereby amended by deleting the phrase "the
Sublessee".

     Z.   Section 5.4.  Section 5.4 of the Greenhouse Loan
Agreement is hereby amended by deleting the phrases ", or Sublessee at Borrower's direction," each of the two (2) times such phrase appears in Section 5.4.

     AA.  Section 6.1.  Section 6.1 of the Greenhouse Loan
Agreement is hereby amended by deleting the phrases "and Section
18.21 of the Sublease,", "the Sublease," and "or Sublessee".

     BB. Section 6.2. Section 6.2 of the Greenhouse Loan Agreement is hereby amended (i) by deleting the phrases "and Sublessee", "the Sublease," and "nor Sublessee"; (ii) by deleting the phrase "or Sublessee" each of the three (3) times such phrase appears in Section 6.2; and (iii) by deleting the word "either" and inserting in lieu thereof the word "it".

     CC.  Section 6.3.  Section 6.3 of the Greenhouse Loan
Agreement is hereby amended (i) by deleting the phrases "the
Sublease," and "or Sublessee's"; and (ii) by deleting the phrase
"or cause Sublessee to pay" each of the two (2) times such phrase appears in Section 6.3.

     DD.  Section 7.2(ii).  Section 7.2(ii) of the Greenhouse
Loan Agreement is hereby amended by deleting subclause (ii) in its entirety and sequentially renumbering the succeeding clause
"(ii)".

     EE.  Section 7.2(iii).  Section 7.2(iii) of the Greenhouse
Loan Agreement is hereby amended by deleting the phrase "or
Sublease Taxes".

     FF.  Section 7.5.  Section 7.5 of the Greenhouse Loan
Agreement is hereby amended by inserting the word "material" after the phrase "any of its".

     GG. Section 7.7. Section 7.7 of the Greenhouse Loan Agreement is hereby amended by deleting the phrase "or Sublease" in the title to Section 7.7, and by deleting the phrase "or any Event of Default, as defined in Section 15.01 of the Sublease".

     HH. Section 7.9. Section 7.9 of the Greenhouse Loan Agreement is hereby amended by deleting the phrase ", except as contemplated by the Sublease" and inserting in lieu thereof the phrase "unless the Indebtedness and Obligations under the Greenhouse Loan Agreement and the New Greenhouse Loan Agreement and the loans thereunder have been repaid and satisfied in full and the Greenhouse Loan Agreement and New Greenhouse Loan Agreement shall have been terminated."

     II.  Section 7.12.  Section 7.12 of the Greenhouse Loan
Agreement is hereby amended by deleting the word "Pledgor" each of the two (2) times such word appears in Section 7.12 and inserting in lieu thereof the word "Pledgors".

     JJ.  Section 7.14   Section 7.14 of the Greenhouse Loan
Agreement is hereby amended by deleting the phrases "or
Sublessee" and ", the Sublease,".

     KK.  Section 7.15.  Section 7.15 of the Greenhouse Loan
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the word "Deleted".

     LL.  Section 8.1.  Section 8.1 of the Greenhouse Loan
Agreement is hereby amended (i) by deleting the phrase
"Sublessee, or both,"; and (ii) by deleting the word "Pledgor" each of the two (2) times such word appears in Section 8.1 and inserting in lieu thereof the word "Pledgors".

     MM. Section 9.1. Section 9.1 of the Greenhouse Loan Agreement is hereby amended by deleting the phrase "in each case only to the extent such amendment, modification or consent, release or waiver is requested by Sublessee or required as a result of the occurrence of an Event of Default as defined in the Sublease".

     NN.  Section 9.2.  Section 9.2 of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase ", or cause
Sublessee to,".

     OO. Section 9.3. Section 9.3 of the Greenhouse Loan Agreement is hereby amended (i) by deleting the word "Pledgor's" and inserting in lieu thereof the word "Pledgors' "; and (ii) by deleting the word "Pledgor" and inserting in lieu thereof the word "Pledgors".

     PP. Section 9.4. Section 9.4 of the Greenhouse Loan Agreement is hereby amended by deleting the sentence "Further, unless and until the agency relationship between Borrower and Sublessee created pursuant to Section 5.03(a) of the Sublease shall be terminated as provided in said Section 5.03(a), this Agreement may not be amended or modified without the prior written consent of Sublessee."

     QQ.  Section 9.8.  Section 9.8 of the Greenhouse Loan
Agreement is hereby amended by deleting the phrase "and under the Sublease".

     RR.  Section 9.9.  Section 9.9 of the Greenhouse Loan
Agreement is hereby amended by deleting:

                    "c/o Corporate Trinity Company
                    Corporation Trust Center
                    1209 Orange Street
                    Wilmington, Delaware 19801
                    Attention:  Mark A. Ferrucci, President
                    Telecopy No.  (302) 658-5459
                    Confirmation No.  (302) 658-7581

   with a copy to:  Dominion Growers of Fredericksburg, Inc.
                    21343 Germanna Highway
                    Rout 3 Box 18A1
                    Stevensburg, Virginia  22741
                    Telecopy No.  (703) 399-1777
                    Confirmation No.  (703) 399-1616

   and to:          Shackleford, Honenberger, Thomas & Willis, P.L.C.
                    One Perry Plaza
                    Orange, Virginia  22960-0522
                    Attention:  Christopher J. Honenberger
                    Telecopy No.  (703) 672-2714
                    Confirmation No.  (703) 672-2711"
and inserting in lieu thereof:

                    "Greenhost, Inc.
                    P.O. Box 67
                    Sealson, Virginia 22547
                    Attention:  President
                    Telecopy No.  (540) 775-2780
                    Confirmation No.  (540) 775-0400
                    If hand delivery, send to the following address:
                    2259 Kings Highway
                    King George, Virginia  22485
                    Attention:  President"

     SS.  Section 9.17.  Section 9.17 of the Greenhouse Loan
Agreement is hereby amended by deleting the word "Pledgor" each of the four (4) times such word appears in Section 9.17 and inserting in lieu thereof the word "Pledgors".

     TT. The Greenhouse Loan Agreement is hereby amended by deleting all references to the phrase "Credit Suisse" and inserting in lieu thereof the phrase "Credit Suisse First
Boston".

VI.  AMENDMENTS TO ANNEX A TO THE GREENHOUSE LOAN AGREEMENT

     A.   Acceptable Issuer.  The definition of "Acceptable
Issuer" in Annex A is hereby amended by deleting it in its entirety.

     B.   Adjusted Loan Balance.  The definition of "Adjusted
Loan Balance" is hereby amended by deleting it in its entirety.

     C.   Collateral Documents.  The definition of "Collateral
Documents" is hereby amended (i) by deleting the word "Agreement" in subclause (b) and inserting in lieu thereof the word
"Agreements"; and (ii) by deleting in their entirety subclause
(c), and the first subclause (d).

     D.   Collateral Pledge. The definition of "Collateral
Pledge" is hereby amended (i) by inserting the phrase "as amended
November 19, 1996, and" after the word "Agent,"; and (ii) by inserting the word "further" after the phrase "as the same may be".

     E. Consequential Damages Event of Default. The definition of "Consequential Damages Event of Default" is hereby amended by deleting it in its entirety.

     F.   Depreciated Value.  The definition of "Depreciated
Value" is hereby amended by deleting it in its entirety.

     G.   DGFI Stock Pledge Agreements.  The definition of "DGFI
Stock Pledge Agreements" is hereby amended by deleting it in its entirety.

     H. Event of Default. The definition of "Event of Default" is hereby amended by deleting the phrase " "Event of Default" in the Sublease shall have the meaning given in Article 15 of the Sublease."

     I. Fee Mortgagee. The definition of "Fee Mortgagee" is hereby amended by deleting it in its entirety and inserting in lieu thereof the phrase "the Security Agent under the Security
Deposit Agreement".

     J.   Governmental Authority.  The definition of
AGovernmental Authority is hereby amended by deleting the phrase
"the Sublessee,".

     K.   Greenhouse Reserve Account.  The definition of
"Greenhouse Reserve Account" is hereby amended by deleting it in its entirety.

     L.   Greenhost Stock Pledge Agreement.  The definition of
"Greenhost Stock Pledge Agreement" is hereby amended by deleting it in its entirety.

     M. Greenhost Stock Pledge Agreements. Annex A is hereby amended by adding the following definition in alphabetical order:

          " "Greenhost Stock Pledge Agreements" means collectively, (i) the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between SEI Birchwood, Inc., a Delaware corporation, as Pledgor, and Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender; and (ii) the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between Cogentrix/Birchwood Two, L.P., a Delaware limited partnership, as Pledgor, and Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender."

     N. Improvements. The definition of "Improvements" is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

          " "Improvements" shall mean any and all structures and appurtenances thereto of every type and kind on, at or under the Site, including but not limited to, the Inducement Improvements (as defined in Annex A to the Term Loan and working Capital Agreement), the Greenhouse Facility, buildings, outbuildings, garages, sheds, walkways, sprinkler systems or pipes, garages, roads, curbing, paving, driveways, parking areas, funds, retaining walls, stairs, and the Storm Water Piping; provided, however, that "Improvements" shall not include the Steam Interconnection Facilities, the metering devices and the Power Station Piping."

     O. Indebtedness. The definition of "Indebtedness" is hereby amended (i) by deleting the word "Note" and inserting in lieu thereof the word "Notes" each of the two (2) times such word appears in the definition, and (ii) by deleting the word "Pledgor" and inserting in lieu thereof the word "Pledgors".

     P.   Legal Requirements.  The definition of "Legal
Requirements" is hereby amended (i) by deleting the phrases ", Sublessee", "or Sublessee's as the case may be," and "or
Sublessee"; and (ii) by deleting the word "Pledgor" and inserting in lieu thereof the word "Pledgors".

     Q.   Letter of Credit Amount.  The definition of "Letter of
Credit Amount" is hereby amended by deleting it in its entirety.

     R. Loan Documents. The definition of "Loan Documents" is hereby amended by deleting the word "Note" and by inserting in lieu thereof the word "Notes".

     S. Note. The definition of "Note" is hereby amended by deleting it in its entirety.

     T. Notes. Annex A is hereby amended by adding the following definition in alphabetical order:

          " "Notes" means (i) the Promissory Note executed by Borrower in the form of Exhibit A to the Greenhouse Loan Agreement, payable to the order of Lender, in the amount of Twenty Million Seventy Nine Thousand Dollars ($20,079,000),
     (ii) the Working Capital Note executed by Borrower in the form of Exhibit A to the Term Loan and Working capital Agreement, payable to the order of Lender, in the amount of Three Million Dollars ($3,000,000), and (iii) the Term Note executed by Borrower in the form of Exhibit B to the Term Loan and Working Capital Agreement, payable to the order of Lender, in the amount of Two Million Five Hundred Thousand Dollars ($2,500,0000), and any and all renewals, reinstatements, rearrangements, enlargements or extensions thereof or of any promissory note or notes given thereafter."

     U. Obligations. The definition of "Obligations" is hereby amended (i) by deleting the phrase "Pledgor, or Sublessee, or any other Person" and inserting in lieu thereof the word "or Pledgors"; and (ii) by deleting the phrase "Sublessee, Pledgor, or any other Person in connection therewith, or" and inserting in lieu thereof the phrase "or Pledgors".

     V. Permitted Investments. Annex A is hereby amended by adding the following definition in alphabetical order:

          " "Permitted Investments" means, collectively, (a) direct obligations of the United States or of any agency or political subdivision thereof, or obligations guaranteed as to principal and interest by the United States or by any agency or political subdivision thereof, in any case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any bank having capital surplus and undivided profits of at least U.S.$500,000,000 and a long-term unsecured senior debt rating of at least "A" by Standard & Poor's and "A2" by Moody's, in any case maturing not more than 90 days from the date of acquisition thereof; and (c) commercial paper rated "P-1" or better by Moody's or "A-1" or better by Standard & Poor's, in any case maturing not more than 90 days for the date of acquisition hereof."

     W. Pledgor. The definition of "Pledgor" is hereby amended by deleting it in its entirety.

     X. Pledgors. Annex A is hereby amended by adding the following definition in alphabetical order:

          " "Pledgors" means, collectively (i) SEI Birchwood, Inc., a Delaware corporation, as pledgor under the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between SEI Birchwood, Inc. and Birchwood Power Partners, L.P., a Delaware limited partnership, and (ii) Cogentrix/Birchwood Two, L.P., a Delaware limited partnership, as pledgor under the Amended and Restated Stock Pledge Agreement dated November 19, 1996 between Cogentrix/Birchwood Two, L.P. and Birchwood Power Partners, L.P., a Delaware limited partnership."

     Y.   Power Station Piping.  The definition of "Power Station
Piping" is hereby amended by deleting the word "Subpremises" and inserting in lieu thereof the word "Premises".

     Z.   Project Contracts.  The definition of "Project
Contracts" is hereby amended by deleting the phrases ", the Sublease", and "or Sublessee".

     AA.  Rent, Annual Rent, Base Rent, Calculated Rent,
Supplemental Rent, and Additional Rent.  The definition of
"Rent", "Annual Rent", "Base Rent", "Calculated Rent",
"Supplemental Rent" and "Additional Rent" is hereby amended by deleting it in its entirety.

     BB. Salary Cap. The definition of "Salary Cap" is hereby amended by deleting it in its entirety.

     CC.  Section 15.02 Payment. The definition of "Section 15.02
Payment" is hereby amended by deleting it in its entirety.

     DD.  Section 15.02(g) Fair Market Value.  The definition of
"Section 15.02(g) Fair Market Value" is hereby amended by deleting it in its entirety.

     EE.  Section 19.01 Option Date.  The definition of "Section
19.01 Option Date" is hereby amended by deleting it in its entirety.

     FF.  Section 19.02 Option Date.  The definition of "Section
19.02 Option Date" is hereby amended by deleting it in its entirety.

     GG.  Section 21.01 Event of Default.  The definition of
"Section 21.01 Event of Default" is hereby amended by deleting it in its entirety.

     HH.  Section 21.01 Purchase Price.  The definition of
"Section 21.01 Purchase Price" is hereby amended by deleting it in its entirety.

     II.  Special Drawing Event.  The definition of "Special
Drawing Event" is hereby amended by deleting it in its entirety.

     JJ.  Sublessee's Letter of Credit.  The definition of
"Sublessee's Letter of Credit" is hereby amended by deleting it in its entirety.

     KK. Sublessor. The definition of "Sublessor" is hereby amended by deleting the phrase ", in its capacity as Sublessor under the Sublease".

     LL. Taxes. The definition of "Taxes" is hereby amended by deleting it in its entirety.

     MM. Term Loan and Working Capital Agreement. Annex A is hereby amended by adding the following definition in alphabetical order:

          " "Term Loan and Working Capital Agreement" means that Term Loan and Working Capital Agreement dated as of November 19, 1996 as the same may be amended, modified or supplemented from time to time between Birchwood Power Partners, L.P., a Delaware limited partnership, as Lender, and Greenhost, Inc., a Delaware corporation, as Borrower."

     NN.  Total Liquidated Damages.  The definition of "Total
Liquidated Damages" is hereby amended by deleting it in its entirety.

     OO.  Unpaid Liquidated Damages.  The definition of "Unpaid
Liquidated Damages" is hereby amended by deleting it in its entirety.

     PP.  Working Capital Loan Facility.  The definition of
"Working Capital Loan Facility" is hereby amended by deleting the current definition and inserting in lieu thereof the following:

          "shall mean the working capital loan facility provided for in the Term Loan and Working Capital Agreement pursuant to which Borrower may borrow and reborrow from time to time up to Three Million Dollars ($3,000,000) and for which Borrower has granted a security interest to Lender in the Working Capital Property."

     QQ.  Working Capital Loan.  The definition of "Working
Capital Loan" is hereby amended by deleting the word "Sublessee" and inserting in lieu thereof the word "Borrower".

     RR.  Working Capital Property.  The definition of "Working
Capital Property" is hereby amended by deleting the word
"Sublessee's" each of the two (2) times such word appears in the definition and inserting in lieu thereof the word "Borrower's".

     SS. Annex A to the Greenhouse Loan Agreement is hereby amended by deleting all references to the phrase "Credit Suisse" and inserting in lieu thereof the phrase "Credit Suisse First
Boston".

VIII.  AMENDMENTS TO THE STEAM SALES AGREEMENT

     A.   Section 10.5.  Section 10.5 of the Steam Sales
Agreement is hereby amended by (i) inserting the phrase "one half
(1/2) of" immediately after the phrase "herein on a monthly basis for" and (ii) deleting the last three (3) sentences of Section
10.5 and inserting in lieu thereof the following sentence:

               The amount of any such reimbursement shall be based on the average price which Birchwood pays for fuel oil purchased from third parties during such month Birchwood is required to partially reimburse Greenhost under this Section 10.5; provided, however if Birchwood shall ever purchase fuel oil from an Affiliate during such month and the purchase price of such fuel oil is higher than the prevailing market rate for such fuel oil, any such reimbursement amount due and owing for such month shall be based on the prevailing market rate for such fuel oil.

     B. Section 24. Section 24 of the Steam Sales Agreement is hereby amended by deleting the notice addresses for Greenhost in their entirety and inserting in lieu thereof the following:

                    Greenhost, Inc.
                    "P.O. Box 67
                    Sealson, Virginia 22547
                    Attention:  Thomas E. Dorsey
                    Telecopy No.  (540) 775-2780
                    If hand delivery, send to the following address:
                    2259 Kings Highway
                    King George, Virginia  22485"


     C.   Section 26.2.  Section 26.2 of the Steam Sales
Agreement is hereby amended by deleting the last sentence of
Section 26.2.

     D. Section 32. Section 32 of the Steam Sales Agreement is hereby amended by deleting the phrase "except as set forth in the Sublease,".

     E. Section 36. Section 36 of the Steam Sales Agreement is hereby amended by deleting the last sentence of Section 36.

     F. The Steam Sales Agreement is hereby amended by deleting all references to the phrase "Credit Suisse" and inserting in lieu thereof the phrase "Credit Suisse First Boston".

VIII.     MISCELLANEOUS

     A. Conditions to Effectiveness. This Amendment shall become effective on the date that the Administrative Agent shall have received counterparts hereof, duly executed by the Borrower, the Administrative Agent, the Issuing Bank, the Majority Lenders and the Security Agent.

     B. Continuing Effect; No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Project Loan Agreement and of the Security
Deposit Agreement are and shall remain in full force and Effect.

     C. Governing Law. This Amendment as it pertains to the Project Loan Agreement, the Security Deposit Agreement and Annex A to the Project Loan Agreement and the Security Deposit Agreement and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     This Amendment as it pertains to the Greenhouse Loan
Agreement, Annex A to the Greenhouse Loan Agreement and the Steam
Sales Agreement and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Virginia.

     D. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall be deemed to constitute one and the same instrument.

     E. Fees and Expenses. The Borrower agrees to reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment including, without limitation, the fees and disbursements of Simpson Thacher & Bartlett, counsel to the Administrative Agent and to the Security Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. The signature(s) of each party shall be in its capacity as a party to any of the contracts amended hereby and, in the case of any contract amended hereby and the Amendment to Deed of Master Lease dated as of March 27, 1997, by and between Birchwood Power Partners, L.P. and Greenhost Inc.; the Amended and Restated Short Form Deed of Master Lease dated as of November 19, 1996 by and between Birchwood Power Partners, L.P. and Greenhost, Inc.; the Amendment to Deed of Trust, Security Agreement and Assignment of Leases and Rents dated as of March 27, 1997, by and between Greenhost, Inc. and Lawyers Title Insurance Corporation for the benefit of Birchwood Power Partners, L.P.; the Amended and Restated Stock Pledge Agreement dated as of November 19, 1996, by and between Cogentrix/Birchwood Two, L.P. and Birchwood Power Partners, L.P.; the Amended and Restated Stock Pledge Agreement dated as of November 19, 1996, by and between SEI Birchwood Inc. and Birchwood Power Partners, L.P.; the Amended and Restated Borrower Stock Assignment dated as of December 23, 1996 by Birchwood Power Partners, L.P. in favor of Credit Suisse First Boston as Security Agent; the Amended and Restated Collateral Assignment of Greenhouse Note, Loan Agreement and Mortgage dated as of November 19, 1996; and the Amendment to Credit Line Deed of Trust, Assignment and Security Agreement, dated as of November 19, 1996, by and between Birchwood Power Partners, L.P. and Lawyers Title Insurance Corporation for the benefit of Credit Suisse First Boston as Security Agent to which it is not a party, shall represent its consent to such amendment.

                              BIRCHWOOD POWER PARTNERS, L.P.

                              By:  SEI Birchwood, Inc., a General Partner

                                   By:  /s/ T.E. Dorsey
                                        Name:  T.E. Dorsey
                                        Title: Vice President


                              By:  Cogentrix / Birchwood Two, L.P., a
                                   General Partner

                                   By:  Cogentrix of Birchwood I, Inc., its
                                        Sole General Partner

                                   By:  /s/ Elizabeth L. Rippetoe
                                        Name:  Elizabeth L. Rippetoe
                                        Title: Vice President

                              GREENHOST, INC.

                              By:  /s/ Steve Gillis
                                   Name:  Steve Gillis
                                   Title: Vice President

                              CREDIT SUISSE FIRST BOSTON, as Security Agent

                              By:  /s/ Steven Dowe
                                   Name:  Steven Dowe
                                   Title: Associate

                              By:  /s/ Larcy V. Maval
                                   Name:  Larcy V. Maval
                                   Title: Associate

                              CREDIT SUISSE FIRST BOSTON and
                              CREDIT SUISSE FIRST BOSTON, NEW
                              YORK BRANCH, as Issuing Bank, as
                              Administrative Agent, as Co-Agent, as a
                              Bank, as a Secured Counterparty and as
                              a Secured Party

                              By:  /s/ Steven Dowe
                                   Name:  Steven Dowe
                                   Title: Associate

                              By:  /s/ Larcy V. Maval
                                   Name:  Larcy V. Maval
                                   Title: Associate

                              BANQUE PARIBAS, NEW YORK BRANCH as
                               a Co-Agent, as a Bank and as a Secured Party

                              By:  /s/ Timothy Vincent
                                   Name:  Timothy Vincent
                                   Title: Associate

                              By:  /s/ Glenn Tobias
                                   Name:  Glenn Tobias
                                   Title: Group Vice President

                              BANQUE PARIBAS, PARIS as a
                               Secured Party and as a Secured Counterparty

                              By:  /s/ Janet Strickland
                                   Name:  Janet Strickland
                                   Title: Authorized Signatory

                              By:
                                   Name:
                                   Title:

                              BARCLAYS BANK PLC as a Co-Agent, as a
                               Bank, as a Secured Counterparty and as a Secured Party

                              By:  /s/ Salvatore Esposito
                                   Name:  Salvatore Esposito
                                   Title: Director

                              THE TORONTO-DOMINION BANK as a Bank
                                and as a Secured Party

                              By:  /s/ Lisa Allison
                                   Name:  Lisa Allison
                                   Title: Manager, Credit Administration

                              NATIONAL WESTMINSTER BANK PLC as a Bank
                                and as a Secured Party

                              By:  /s/ Brian T. Caldwell
                                   Name:  Brian T. Caldwell
                                   Title: Vice President

                              BANQUE NATIONALE DE PARIS as a Bank
                                and as a Secured Party

                              By:  /s/ Peter A. Ryan
                                   Name:  Peter A. Ryan
                                   Title: Vice President

                              By:  /s/ Gail J. Notsing
                                   Name:  Gail J. Notsing
                                   Title: Vice President

                              THE FUJI BANK LTD. as a Bank and
                                as a Secured Party

                              By:
                                   Name:
                                   Title:

                              THE BANK OF NOVA SCOTIA as a Bank
                                and as a Secured Party

                              By:  /s/ Bruce Matheson
                                   Name:  Bruce Matheson
                                   Title: Vice President

                              THE SANWA BANK, LIMITED, NEW YORK
                                BRANCH, as a Bank and as a Secured Party

                              By:  /s/ Thomas R. Cantello
                                   Name:  Thomas R. Cantello
                                   Title: Assistant Vice President

                              JOHN HANCOCK MUTUAL LIFE INSURANCE
                               COMPANY as an Institution and as a
                               Secured Party

                              By:  /s/ Barry E. Welch
                                   Name:  Barry E. Welch
                                   Title: Senior Investment Officer

                              JOHN HANCOCK VARIABLE LIFE
                               INSURANCE COMPANY as an Institution
                               and as a Secured Party

                              By:  /s/ Barry E. Welch
                                   Name:  Barry E. Welch
                                   Title: Vice President - Investments

                              MELLON BANK, N.A., solely in its capacity as
                               Trustee for the LONG-TERM INVESTMENT TRUST
                               (as directed by John Hancock Mutual Life
                               Insurance Company), and not in its
                               individual capacity

                              By:  /s/ Susan G. Testa
                                   Name:  Susan G. Testa
                                   Title: Trust Officer

                              MELLON BANK, N.A., solely in its capacity as
                               Trustee for the NYNEX MASTER PENSION TRUST
                               (as directed by John Hancock Mutual Life
                               Insurance Company), and not in its
                               individual capacity

                              By:  /s/ Susan G. Testa
                                   Name:  Susan G. Testa
                                   Title: Trust Officer

                              COMMONWEALTH OF PENNSYLVANIA
                                STATE EMPLOYES'[SIC] RETIREMENT
                                SYSTEM, as an Institution and as
                                a Secured Party

                              By:  John Hancock Mutual Life Insurance
                                   Company, as Investment Adviser

                              By:  /s/ Barry E. Welch
                                   Name:  Barry E. Welch
                                   Title: Vice President - Investments

                              ALLSTATE INSURANCE COMPANY as an
                                Institution and as a Secured Party

                              By:  /s/ Charles Mires
                                   Name:  Charles Mires
                                   Title: Assistant Vice President

                              By:  /s/ Steve M. Laude
                                   Name:  Steve M. Laude
                                   Title: Senior Portfolio Manager

                              ALLSTATE LIFE INSURANCE COMPANY as
                                an Institution and as a Secured Party

                              By:  /s/ Charles Mires
                                   Name:  Charles Mires
                                   Title: Assistant Vice President

                              By:  /s/ Steve M. Laude
                                   Name:  Steve M. Laude
                                   Title: Senior Portfolio Manager


                              ALLSTATE LIFE INSURANCE COMPANY OF
                                NEW YORK, as an Institution and
                                as a Secured Party

                              By:  /s/ Charles Mires
                                   Name:  Charles Mires
                                   Title: Assistant Vice President

                              By:  /s/ Steve M. Laude
                                   Name:  Steve M. Laude
                                   Title: Senior Portfolio Manager

                              NEW YORK LIFE INSURANCE COMPANY, as
                                an Institution and as a Secured Party

                              By:  /s/ Jamie N. Manson
                                   Name:  Jamie N. Manson
                                   Title: Investment Manager

                              UNION BANK OF CALIFORNIA, N.A. as a
                                Co-Agent, as a Bank, as a Secured
                                Counterparty and as a Secured Party

                              By:  /s/ Susan K. Johnson
                                   Name:  Susan K. Johnson
                                   Title: Vice President